UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2020

Black Stone Minerals, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-37362	47-1846692
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	BSM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By separate letters dated April 21, 2020, each of Messrs. William G. Bardel and Ricky J. Haeflinger notified Black Stone Minerals, L.P. (the “Partnership”) and Black Stone Minerals GP, L.L.C., the Partnership’s general partner (the “General Partner”), of his decision not to stand for reelection at the Partnership’s upcoming annual meeting of limited partners. Each of Messrs. Bardel’s and Haeflinger’s decision not to stand for reelection is not due to any disagreement with the Partnership or the General Partner, including with respect to any matter relating to the Partnership’s or the General Partner’s operations, policies, or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2020, the General Partner entered into Amendment No. 4 to First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of May 6, 2015, as amended by Amendment No. 1 to First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of April 15, 2016, Amendment No. 2 to First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of November 28, 2017 and Amendment No. 3 to the First Amended and Restated Agreement of Limited Partnership of the Partnership dated as of December 11, 2017 (the “Amendment”), effective as of April 22, 2020, to make certain revisions regarding participation of limited partners and proxyholders not physically present at a meeting of the limited partners by means of remote communication.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT	DESCRIPTION

3.1	Amendment No. 4 to First Amended and Restated Agreement of Limited Partnership of Black Stone Minerals, L.P., dated as of April 22, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C.,
its general partner

Date: April 24, 2020	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel,
and Secretary

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